                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report: October 9, 2000



                            Evergreen Resources, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Colorado                       0-13171                     84-0834147
-------------------------          -----------               -------------------
(State or other juris-             (Commission                 (IRS Employer
diction of incorporation)          File Number               Identification No.)



                1401 17th St., Suite 1200, Denver, Colorado 80202
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (303) 298-8100.

ITEM 5. OTHER EVENTS

     On October 9, 2000, Evergreen Resources, Inc. announced increases in its proved reserves and reserve values based on reports of its independent petroleum engineers. Evergreen issued a press release, which is filed with this current report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)       Exhibits

        Exhibit No.        Description
        -----------        -----------
         99.1            Press Release, dated October 9, 2000, "Evergreen Resources
                         Increases Proved Reserves 47%; Reserve Value More Than
                         Triples"


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EVERGREEN RESOURCES, INC.

October 10, 2000                       By: /s/ Kevin R. Collins
                                           ----------------------------------
                                           Kevin R. Collins
                                           Vice President-Finance and
                                           Chief Financial Officer

                              INDEX TO EXHIBITS

        Exhibit No.        Description
        -----------        -----------
         99.1            Press Release, dated October 9, 2000, "Evergreen Resources
                         Increases Proved Reserves 47%; Reserve Value More Than
                         Triples"
